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[LOGO OF ALTA VISTA]                                               EXHIBIT 10.31


                             Insertion Order #                MA-PCSupport-0317

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                             Advertising Agreement
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 Advertiser Information                                           Contract Information
Advertiser Name     PC Support                                      Today's Date            5/18/00
Contact             Cliff Rowlands                                  Client Ref No.
Title                                                               Type                    CPM
Address             Suite 280-4400 Dominion St                      Classification          Standard
                    Burnaby, BC, Canada V5G 4G3                     Category                Content Partner
Phone               604-419-5655                               ----------------------------------------------------------------
Fax                                                               AltaVista Information
Email                                                               Account Manager         Susan Hahn
--------------------------------------------------------------      Email                   susan.hahn@av.com
 Agency Information                                                 Phone                   650-320-7341
Agency Name         n/a                                             Fax                     650-320-7722
Contact
Title                                                               Sales Contact           Anne Frisbie
Address                                                             Email                   anne.frisbie@av.com
Phone                                                               Phone                   650-320-7754
Email                                                               Fax                     650-320-7722
Fax                                                            --------------------------------------------------------------------
--------------------------------------------------------------      Contract Details
 Billing Information                                                Campaign Name
Method              [***Confidential Treatment Requested***]        Calendar Weeks          52
                                                                    Contract Estimate       [***Confidential Treatment Requested***]
Contact             David Rowat                                     Click Basis             n/a
Address             Suite 280-4400 Dominion St                      Rev Share               n/a
                    Burnaby, BC, Canada V5G 4G3                     Pricing                 CPM
Email               david.rowat@pcsupport.com                       Gross Buy               n/a
Phone               604-419-5651                                    Frequency Discount      n/a
Fax                 604-419-4490                                    CMGI Discount           n/a
                                                                    Total Est. Net Revenue  [***Confidential Treatment Requested***]
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Scheduling Details
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                                  [***Confidential Treatment Requested***]
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------------------------------------------------------------- --------------------------------------------------===================
                                                                                                    TOTAL
                                                                                                               --------------------
     Campaign Summary     -----------------------------                                                        --------------------
                                                                                                               --------------------
       [X]         New Order                                                                   TOTAL COST
       [ ]         Revised Order                                                                               ====================
       [ ]         Cancellation Order                             Notes/Special Instructions    -----------------------------------

         Start Date          4/3/00
                             -----------------------------
         End Date            3/2/01
                             -----------------------------
         Total # of days     365
                             -----------------------------
         Total # of Imps     [***Confidential
                             -----------------------------
                             Treatment Requested***]
                             -----------------------------
         Total Cost
                             -----------------------------
-------------------------------------------------------------     ----------------------------------------------------------------

I have read and understood the attached terms and conditions of this advertising agreement.


 Client Signature: /s/ David W. Rowat                                       Account Manager /s/ David Karnstedt
                   ------------------------------------------------------                   ------------------------------------

            Title: VP & CFO                                                       Director: VP Sales
                   ------------------------------------------------------                   ------------------------------------

             Date:             4-Apr-00                                               Date:          4/7/00
                   ------------------------------------------------------                   ------------------------------------
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                                                                   EXHIBIT 10.31


PC Support Keywords for Search Tiles

[***Confidential Treatment Requested***]
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[LETTERHEAD OF ALTA VISTA]


                         Standard Terms and Conditions
THIS IS A CONTRACT. BY SIGNING THE INSERTION ORDER TO WHICH THESE TERMS ARE ATTACHED, YOU ("ADVERTISER") EXPRESSLY ACCEPT ALL OF THE FOLLOWING TERMS AND
CONDITIONS:

1. This Agreement constitutes the entire agreement between Advertiser and AltaVista Company (collectively with any company controlled by, controlling or under common control with AltaVista Company, "AltaVista") as to its subject matter and supersedes all prior or collateral understandings, oral or written, and may not be modified, except by a written document that is duly signed by each party's authorized representative. AltaVista hereby rejects any provisions contained in communications from Advertiser which are in addition to or which conflict with the terms set forth herein, and AltaVista's failure to object to any such additional or inconsistent terms will not be deemed a waiver of its objections to such provisions.

2.   Definitions
     -----------

a. "AV Platform" means a generic or customized set of Web pages that may operate together as a Web site, and which may contain any or all of the following: an internet index, a search tool, advertising, or any other feature that might be desirable on a Web site, and may be branded using third parties' names or any combination of AltaVista's and third parties' brand features.

b. "Insertion Order" means the AltaVista standard form that specifically describes the Advertisements, their placement on the AV Platform, and the fees to be paid by Advertiser to AltaVista therefor.

3.   License. Advertiser hereby grants to AltaVista, under all of Advertiser's
     -------
intellectual property rights, a worldwide, non-transferable, non-exclusive license, during the term of this Agreement, to transmit, publicly display, publicly perform, store, copy and distribute the advertisements described in the Insertion Order (the "Advertisements") on the AV Platform, including but not limited to any of Advertiser's trademarks and logos that are contained in the Advertisements.

4.   Delivery. Advertiser will deliver all Advertisements to AltaVista no less
     --------
than five (5) days prior to the first scheduled appearance of the Advertisements on the AV Platform. AltaVista reserves the right to reject in good faith any Advertisements that do not conform to AltaVista's current standards for advertising on the AV Platform.

5.   Positioning. The position, placement and description of the Advertisements
     -----------
on the AV Platform will be as set forth in the Insertion Order.

6.   Payment. Advertiser agrees to pay all fees, agency commissions and taxes
     -------
related to the placement of the Advertisements on the AV Platform on the date the order is placed, unless credit terms are extended as set forth in the Insertion Order; payments not made within the time period specified will accrue interest at the highest rate permitted by law. AltaVista reserves the right to suspend the placement of any Advertisement on the AV Platform or terminate this Agreement in the even that a payment due hereunder remains unpaid 3 business days after a reminder notice is provided to Advertiser. If an agent acts on Advertiser's behalf in connection with this Agreement, Advertiser acknowledges that it remains responsible for payments and other obligations, and will be deemed to receive any refunds, notices and other documents or information from AltaVista when received by Advertiser's agent.

7.   Taxes. Advertiser is solely liable for any tax, levy or other fee relating
     -----
to the placement of the Advertisements on the AV Platform.

8.   Representations and Warranties. Advertiser represents and warrants that (i)
     ------------------------------
it has obtained all necessary consents and licenses, and has full authority to grant the licenses contained in this Agreement, (ii) the Advertisements do not, and their placement on the AV Platform in accordance with this Agreement and the Insertion Order will not: (a) violate any international, federal, state or local law or regulation; (b) infringe any copyright, trademark, trade secret or other intellectual property rights of any third party; (c) in any way misappropriate any party's name or likeness, or violate any party's right of privacy, publicity, or any other right of any third party; or (d) contain any material which is unlawful, harmful, abusive, hateful, obscene, threatening, libelous or defamatory.

9.   Placement; Reservation of Right.  AltaVista will use diligent efforts to
     -------------------------------
place the Advertisements on the AV Platform as specified in the Insertion Order. In the event that AltaVista is unable to place the Advertisements as set forth in the Insertion Order (as measured by AltaVista's or its third party designee's measurement systems), then AltaVista will provide Advertiser with comparable placement within the AV Platform within 30 days thereafter. Nevertheless, AltaVista, in its sole discretion, reserves the right to reject, revise or remove, or to require Advertiser to correct or revise any or all of the Advertisements, if AltaVista reasonably believes that such Advertisements might violate any of Advertiser's representations under this Agreement, or might fail to conform to the operating policy of AltaVista.

10.  Indemnity. Advertiser agrees to indemnify, defend and hold harmless
     ---------
AltaVista and each of its respective shareholders, officers, directors, employees and agents, from and against any and all losses, liabilities, injuries, damages, attorneys' fees and other costs and expenses incurred in connection with any breach of Advertiser's representations under this Agreement.

11.  Limitation of Liability. AltaVista`s liability in connection with this
     -----------------------
Agreement, the Insertion Order and the publication of Advertisements by or on behalf of AltaVista will be limited to the fees paid by Advertiser under this Agreement. AltaVista`s inability to perform any of its obligations under this Agreement due to any cause beyond AltaVista`s control will not constitute a breach of this Agreement, and AltaVista's obligations hereunder will be suspended during the time period during which any such force majeure event occurs. If AltaVista is unable to place the Advertisements in accordance with the agreed description in the Insertion Order because of any act or omission by Advertiser or Advertiser's agents, AltaVista will still be entitled to full and timely payment of all fees relating to such Advertisements. IN NO EVENT WILL ALTAVISTA BE LIABLE TO ADVERTISER FOR ANY LOST REVENUES OR PROFITS, OR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR ITS TERMINATION.

12.  Term; Termination. This Agreement will continue in effect for the term
     -----------------
defined in the Insertion Order, unless earlier terminated by AltaVista by giving Advertiser thirty (30) day's written notice of its intent to terminate. Further, AltaVista may immediately terminate this Agreement and remove the Advertisements from the AV Platform if AltaVista reasonably believes that such Advertisements violate any of Advertiser's representations under this Agreement. All fees and other charges for Advertisements placed through the date of termination will be due upon termination.

13.  Publicity. Neither party will make any public statement, press release, or
     ----------
other announcement relating to the terms of, or existence of this Agreement without the prior written approval of the other. In the event that Advertiser, on advice of counsel, determines it is required to disclose the terms of this Agreement to any governmental entity, it will provide AltaVista with a copy of the intended disclosure no less than 3 business days prior to any such disclosure.

14.  Miscellaneous. This Agreement will be governed by the laws of the State of
     -------------
California, without regard to its conflicts of laws provisions. If any term of this Agreement is found to be void or unenforceable to any extent for any reason, all remaining terms and provisions of this Agreement will remain in full force and effect. Advertiser may not assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of AltaVista (which will not be unreasonably withheld) and any such attempted assignment will be void, except that Advertiser may assign this Agreement and any of its rights or obligations to its subsidiaries or other Affiliates (which means any person or entity directly or indirectly controlling, controlled by or under common control with Advertiser) or, in connection with any merger, sale of assets or other reorganization transaction, to any other third party without the consent of the other party. This Agreement will be binding upon the parties' respective successors and permitted assigns.

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